================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  May 23, 2007


                              LAS VEGAS SANDS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
--------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
--------------------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           CREDIT AND GUARANTY AGREEMENT

           On May 23, 2007, Las Vegas Sands, LLC (the "BORROWER"), a subsidiary of Las Vegas Sands Corp. ("LVSC") and certain of LVSC's other domestic subsidiaries entered into a credit and guaranty agreement (the "NEW CREDIT FACILITY") governing the Borrower's $5 billion senior secured credit facility with Goldman Sachs Credit Partners L.P., Lehman Brothers Inc., and Citigroup Global Markets Inc., as joint lead arrangers, joint bookrunners and co-syndication agents, The Bank of Nova Scotia, as administrative agent and collateral agent, and JPMorgan Chase Bank, N.A., as documentation agent. The New Credit Facility consists of a $3 billion funded tranche B term loan, a $600 million delayed draw I term loan facility (which will be available for 12 months after closing), a $400 million delayed draw II term loan facility (which will be available for 18 months after closing) and a $1 billion revolving credit facility.

           The funded term loan was drawn at closing and provided the Borrower $3 billion in gross proceeds. A portion of these proceeds was used on the closing date to (i) repay approximately $1.632 billion in aggregate principal, accrued interest and other amounts payable with respect to (a) an existing bank credit facility for the Borrower and Venetian Casino Resort, LLC in an original aggregate principal amount of $1.620 billion, (b) a construction loan for Phase II Mall Subsidiary, LLC and Phase II Mall Holding, LLC in an original aggregate principal amount of $250 million and (c) a commercial mortgage backed security financing for Interface Group-Nevada, Inc. ("INTERFACE") in an original aggregate principal amount of $100 million; (ii) pay arrangement, structuring, participation and other fees and expenses relating to the New Credit Facility and (iii) reimburse LVSC for certain expenses related to the construction and development of The Palazzo (as defined below). The remaining net proceeds of the New Credit Facility will be used after the closing date to, among other things, fund domestic and international development projects and working capital, and for general corporate purposes. Domestic development projects include: the completion of The Palazzo Resort Hotel Casino ("THE PALAZZO") and The Palazzo mall, the construction of The Palazzo condominium tower, the refurbishment of rooms at The Venetian Resort Hotel Casino, the construction of the Sands Expo and Convention Center II, a new convention center to be built near the existing Sands Expo and Convention Center, and the construction of Sands Bethworks, a gaming, hotel, shopping and dining complex to be located on the site of the historic Bethlehem Steel Works in Bethlehem, Pennsylvania.

           The indebtedness under the senior secured New Credit Facility is guaranteed by Interface and certain of the Borrower's domestic subsidiaries (the "GUARANTORS"). The Borrower's obligations under the New Credit Facility and the guarantees of the Guarantors are secured by a first priority security interest in substantially all of the Borrower's and Guarantors' assets, other than capital stock and similar ownership interests, certain furniture, fixtures and equipment and certain other assets.


                  Las Vegas Sands Corp. - Report on Form 8-K

           Borrowings under the New Credit Facility bear interest, at the Borrower's option, at either an adjusted Eurodollar rate plus a credit spread or at an alternative base rate plus a credit spread. The initial credit spread is 0.5% per annum for revolving loans accruing interest at a base rate, 0.75% per annum for term loans accruing interest at a base rate, 1.5% per annum for revolving loans accruing interest at an adjusted Eurodollar rate, and 1.75% per annum for term loans accruing interest at an adjusted Eurodollar rate. These spreads will be reduced by 0.25% if the Borrower's "corporate rating" (as defined in the New Credit Facility) is increased to at least Ba2 by Moody's Investor Services, Inc. ("MOODY'S") and at least BB by Standard & Poor's Ratings Group ("S&P"), subject to certain additional conditions. The spread for revolving loans only will be further reduced by 0.25% if the Borrower's "corporate rating" is increased to Ba1 or higher by Moody's and BB+ or higher by S&P, subject to certain additional conditions.

           The Borrower will pay a commitment fee of 0.375% per annum on the undrawn amount of the revolving credit facility. This commitment fee will be reduced by 0.125% if the Borrower achieves a "corporate rating" of Ba1 or higher by Moody's and BB+ or higher by S&P, subject to certain additional conditions. On the delayed draw term loans, the Borrower will also pay a commitment fee equal to 0.75% per annum on the undrawn amount of the delayed draw I term loan, and a commitment fee equal to 0.50% per annum on the undrawn amount of the delayed draw II term loan.

           The New Credit Facility contains affirmative and negative covenants customary for such financings. The New Credit Facility also requires the Borrower to maintain the following financial ratios as of the last day of each fiscal quarter commencing with the fiscal quarter starting July 1, 2008:

     o minimum ratio of consolidated adjusted EBITDA to consolidated interest expense of not less than 1.5 to 1.0 until the fiscal quarter ending December 31, 2008 and increasing thereafter as provided in the New Credit Facility;

     o maximum ratio of consolidated total debt outstanding, including certain debt of LVSC guaranteed by the Borrower or the Guarantors, to consolidated adjusted EBITDA of not more than 7.5 to 1.0 until the fiscal quarter ending December 31, 2008 and decreasing thereafter as provided in the New Credit Facility.

           The Borrower is only required to comply with the interest coverage ratio covenant described above so long as revolving loans, revolving loan commitments, delayed draw II term loans or delayed draw II term loan commitments are outstanding under the New Credit Facility.

           The New Credit Facility contains events of default customary for such financings, including, but not limited to, nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration; certain ERISA events; change of control; dissolution; insolvency; bankruptcy events; material judgments; and actual or asserted invalidity of the guarantees or security


                  Las Vegas Sands Corp. - Report on Form 8-K documents. Some of these events of default allow for grace periods and materiality concepts.

           Goldman Sachs Credit Partners L.P., Lehman Brothers Inc., Citigroup Global Markets Inc., The Bank of Nova Scotia and JPMorgan Chase Bank, N.A. and their respective affiliates have performed investment banking, financial advisory, lending and/or commercial banking services for the Borrower and its affiliates from time to time, for which they have received customary compensation, and may do so in the future.

           6.375% SENIOR NOTES OF LVSC

           SECOND SUPPLEMENTAL INDENTURE

           In connection with the entry into the New Credit Facility described above, on May 23, 2007, LVSC, the guarantors party thereto and U.S. Bank, National Association, as trustee (the "TRUSTEE"), entered into the Second Supplemental Indenture to the Indenture, dated as of February 10, 2005, as supplemented by the Supplemental Indenture, dated as of February 22, 2005 (as so supplemented, the "INDENTURE"), among LVSC, the guarantors party thereto and the Trustee, whereby certain additional domestic subsidiaries of LVSC became guarantors of LVSC's 6.375% Senior Notes due 2015.

           There are no material relationships, other than in respect of the Indenture, between the Trustee and LVSC, or any of its affiliates or any officer or director of LVSC, or any associate of any officer or director of LVSC.

           SECURING OF 6.375% SENIOR NOTES

           In connection with the incurrence of debt under the New Credit Facility, LVSC's outstanding 6.375% Senior Notes due February 2015 were secured on an equal and ratable basis with the obligations under the New Credit Facility.

           FF&E CREDIT FACILITY

           In order to permit the incurrence of debt under the New Credit Facility and to permit the Borrower and the Guarantors to provide security for LVSC's outstanding 6.375% Senior Notes due 2015, technical amendments were made to the FF&E facility credit agreement, dated as of December 14, 2006, among the Borrower, Venetian Casino Resort, LLC and General Electric Capital Corporation, as administrative agent.

           AIRCRAFT ARRANGEMENTS

           On May 23,  2007,  LVSC and  Interface  Operations  LLC  ("Interface
Operations") entered into an Amended Aircraft Interchange Agreement (the "Amended Interchange Agreement") that amends and supersedes the Aircraft Interchange Agreement, dated as of January 1, 2005 (the "Original Interchange Agreement"). The term of the Amended Interchange Agreement began on the date of the Original Interchange Agreement and ends one year after the date of the Amended Interchange Agreement, subject to annual automatic renewal provisions neither party to the agreement has given notice of non-renewal.


                  Las Vegas Sands Corp. - Report on Form 8-K

Either party may terminate the agreement on 30 days' notice, so long as the party giving the notice is not in default of the agreement.

           Under the Original Interchange Agreement, LVSC agreed to provide the use of its two Gulfstream G-IV aircraft to Interface Operations in exchange for equal flight time on a Gulfstream G-III aircraft provided by Interface Operations. For a description of the material terms of the Original Interchange Agreement, please see the description thereof contained in LVSC's 2007 definitive proxy statement on Schedule 14A filed on April 30, 2007 under the heading "Interchange Agreement and Other Aircraft Arrangements", which description is incorporated herein by reference.

           The Amended Interchange Agreement provides that Interface Operations may provide a Boeing 767 aircraft in addition to the Gulfstream G-III aircraft specified under the Original Interchange Agreement.

           On May 23, 2007, LVSC and Interface Operations entered into an Aircraft Time Sharing Agreement (the Time Sharing Agreement"). The effective date of the Time Sharing Agreement is January 1, 2007. The term of Time Sharing Agreement expires on December 31, 2007, but is automatically extended by one year if neither party to the agreement has given notice of non-renewal. Either party may terminate the agreement on 30 days' notice, so long as the party giving the notice is not in default of the agreement.

           Under the terms of the Time Sharing Agreement, LVSC is entitled to the use, on a time sharing basis, of the Boeing 767 aircraft provided by Interface Operations. At all times, Interface Operations retains the crew for, and has operational control of, the Boeing 767 aircraft.

           For its use of the Boeing 767 aircraft under the Time Sharing Agreement, LVSC is obligated to pay Interface Operations an amount equal to two times the cost of fuel and other lubricants used on LVSC's flights, plus specific flight-related expenses incurred in connection with LVSC's flights, including travel expenses of the crew, hangar and tie-down costs, landing fees, customs fees, in-flight catering, communications charges, passenger ground transportation, and flight planning and weather contract services.

           Interface Operations is controlled by LVSC's chairman of the board, chief executive officer and principal stockholder. Interface Operations is not affiliated with LVSC. Interface Operations and LVSC are parties to other agreements that are described in LVSC's 2007 definitive proxy statement on
Schedule 14A filed on April 30, 2007, which description is incorporated herein by reference.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           In connection with the entry into the New Credit Facility described above, the amended and restated credit agreement, dated as of February 22, 2005 (as amended by the First Amendment thereto dated as of September 16, 2005, the "EXISTING CREDIT AGREEMENT"), among the Borrower and its wholly owned subsidiary, Venetian Casino


                  Las Vegas Sands Corp. - Report on Form 8-K

Resort, LLC, as borrowers, Goldman Sachs Credit Partners L.P., as syndication agent, joint lead arranger and joint lead bookrunner, The Bank of Nova Scotia, as administrative agent, joint lead arranger and joint lead bookrunner, the lenders party thereto and Wells Fargo Foothill, Inc., The CIT Group\Equipment Financing, Inc. and Commerzbank AG, as documentation agents, and all related security agreements were terminated. For a description of the material terms of the Existing Credit Agreement, please see the description thereof contained in LVSC's Report on Form 8-K filed on February 23, 2005 pursuant to Item 1.01, under the heading "Amended and Restated Credit Agreement" which description is incorporated herein by reference.

           In addition, the construction loan agreement, dated September 30, 2004 (the "CONSTRUCTION LOAN AGREEMENT"), among Phase II Mall Holding, LLC and Phase II Mall Subsidiary, LLC, as borrowers, the lenders party thereto, The Bank of Nova Scotia, as the sole lead arranger and the sole bookrunner, and Sumitomo Mitsui Banking Corporation, as the syndication agent, and all related security agreements were terminated. For a description of the material terms of the Construction Loan Agreement, please see the description thereof in Note 8 to the Consolidated Financial Statements of LVSC and subsidiaries contained in LVSC's Report on Form 10-K filed on February 28, 2007, which description is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

           The information under "Credit and Guaranty Agreement" and "6.375% Senior Notes of LVSC" under Item 1.01 above is hereby deemed filed under Item
2.03 as well.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

           The information under the sub-heading "6.375% Senior Notes of LVSC - Securing of 6.375% Senior Notes" under Item 1.01 above is hereby deemed filed under Item 3.03 as well.


FORWARD LOOKING STATEMENTS

           Certain statements made in this Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "project," "will be," "will continue," "will likely result," "is subject to," or similar words or phrases. Forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed by LVSC with the Securities and Exchange Commission, including in its Forms 10-K and 10-Q. New risk factors emerge from time to time and it is not


                  Las Vegas Sands Corp. - Report on Form 8-K
possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business of LVSC or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.




                  Las Vegas Sands Corp. - Report on Form 8-K

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form
8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 30, 2007



                                          LAS VEGAS SANDS CORP.

                                          By:   /s/ Robert P. Rozek
                                                -----------------------------
                                          Name:     Robert P. Rozek
                                          Title:    Senior Vice President and
                                                    Chief Financial Officer






                  Las Vegas Sands Corp. - Report on Form 8-K